UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 9, 2019
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

199 Fremont Street, 14th Floor
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.     Change in Registrant's Certifying Accountant

(a)    Dismissal of Previous Independent Registered Public Accounting Firm

On March 8, 2019, Fitbit, Inc. (the “Company”), following an evaluation of audit fees and costs and at the direction of the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, chose not to renew the engagement of PricewaterhouseCoopers LLP (“PwC”), which was then serving as the Company’s independent registered public accounting firm. The Company notified PwC on March 9, 2019 that it would be dismissed as the Company’s independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was approved by the Audit Committee.

PwC’s reports on the Company’s financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through March 9, 2019, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except for the material weakness in the Company’s internal control over financial reporting related to the accuracy of the inputs in the sales order entry process, previously reported in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2018 and December 31, 2017, which has not yet been fully remediated.

The Company has provided PwC with the disclosures under this Item 4.01(a), and has requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. PwC’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           Appointment of New Independent Registered Public Accounting Firm

On March 8, 2019, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm, effective upon dismissal of PwC on March 9, 2019. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through March 9, 2019, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FITBIT, INC.

Date:	March 13, 2019	By:	/s/ Ronald W. Kisling
Name: Ronald W. Kisling
Title: Chief Financial Officer